-------------------------------------------------------------------------------
SECOND QUARTER 2001
RESULTS




FRONTLINE
FRONTLINE CAPITAL GROUP






                                                                AUGUST 14, 2001

HQ GLOBAL
   WORKPLACES
--------------------------------------------------------------------------------

Certain matters discussed within these materials are forward-looking statements within the meaning of the federal securities laws. Although we believe that the expectations reflected in such forward looking statements, including the ability to achieve our objectives, the achievement of our restructuring, and the future operating performance of HQ Global Workplaces, are based upon reasonable assumptions, we can give no assurance that these expectations will be achieved. It should be noted that although FrontLine owns a majority, but not all, of the outstanding common stock of HQ, unless otherwise noted the information regarding HQ reflects information regarding HQ as a whole. Factors that could cause actual results to differ materially from our expectations include a lack of capital availability and an inability to refinance or extend indebtedness when due, negative changes in the officing solutions industry, changes in the market valuation or growth rate of comparable companies in the office suites industry, a continued downturn in general economic conditions, increases in interest rates, ability to continue to satisfy or amend financial covenants, competition, reduced demand or decreases in rental rates for office suites and other real estate-related risks such as the timely completion of projects under development, our inability to complete future strategic transactions, costs incurred in connection with strategic transactions and our dependence upon our key personnel and the key personnel of HQ and other risks detailed in our reports and other filings made with the Securities and Exchange Commission.



--------------------------------------------------------------------------------
                                                                               2
FRONTLINE
FRONTLINE CAPITAL GROUP

HQ GLOBAL
   WORKPLACES                                                             AGENDA
--------------------------------------------------------------------------------


               ----------------------
                SUMMARY
               ----------------------

                COMPANY PERFORMANCE

                MANAGEMENT'S PLAN

                CONCLUSION


--------------------------------------------------------------------------------
                                                                              3
FRONTLINE
FRONTLINE CAPITAL GROUP

HQ GLOBAL
   WORKPLACES                                                SITUATIONAL SUMMARY
-------------------------------------------------------------------------------




o A STRATEGIC TRANSACTION WITH REGUS WAS PURSUED HOWEVER SEVERAL FACTORS LED TO THE TERMINATION OF THE TRANSACTION

o    ECONOMIC SLOWDOWN HAS HAD A SIGNIFICANT IMPACT ON THE COMPANY

o FOLLOWING THE TERMINATION OF THE REGUS DISCUSSIONS, WE COMMENCED A DETAILED ASSESSMENT OF THE BUSINESS AND INITIATED A SERIES OF CHANGES DIRECTED AT:

     - Management
     - Organizational structure
     - Operating Strategies
     - Revenue enhancements & cost efficiencies
     - Capital and Corporate Structures

--------------------------------------------------------------------------------
                                                                               4

FRONTLINE
FRONTLINE CAPITAL GROUP

HQ GLOBAL
   WORKPLACES                                                           SUMMARY
--------------------------------------------------------------------------------

o    AS PART OF OUR NEW PLAN WE HAVE:

     - FLCG invested $15M into HQ to provide the company with additional liquidity

     -    Received debt covenant relief for Q2'01 and Q3'01

     - Commenced meetings with lenders to extend FLCG $25M loan maturity and modify HQ loan agreements to address the current economic environment and new business initiatives

     -    Reduced unnecessary headcount and streamlined senior leadership team

     -    Identified opportunities to close under-performing centers

     - Expanded marketing efforts to target conventional users of real estate space by, renewing our relationships with brokerage firms, developing a sales force dedicated to developing local leads, and refining our message to incorporate the cost savings, simplicity and scalability of our business

     - Actively tracking forward looking business indicators to optimize pricing structures, develop new products and match cost base to current economic environment and reduce volatility

--------------------------------------------------------------------------------

                                                                               5

FRONTLINE
FRONTLINE CAPITAL GROUP

HQ GLOBAL
   WORKPLACES                                                            SUMMARY
--------------------------------------------------------------------------------

o    OUR LONG TERM STRATEGY

     -    STABILIZE THE BUSINESS

          o    Reduce costs

          o    Increase occupancy and reduce inventory

          o    Stabilize pricing and expand service revenue

          o    React quicker to fluctuations in the market

     -    SIMPLIFY CAPITAL AND CORPORATE STRUCTURES

          o    Reduce FLCG holding company inefficiencies

               - 2 Executives remain at FLCG, total operational cash burn less than $175 per month

               - Non-HQ partner companies represent less than 1% of total assets

          o    Position FLCG as a public proxy for HQ Global Workplaces

          o    Continue to seek means to combine FLCG with HQ Global Workplaces

     -    DE-LEVERAGE THE BUSINESS OVER THE LONG TERM

          o    Utilize excess cash to reduce leverage

--------------------------------------------------------------------------------
                                                                               6

FRONTLINE
FRONTLINE CAPITAL GROUP

HQ GLOBAL
   WORKPLACES                                                            AGENDA
--------------------------------------------------------------------------------




               SUMMARY

              ---------------------------
               COMPANY PERFORMANCE
              ---------------------------

               MANAGEMENT'S PLAN

               CONCLUSION




--------------------------------------------------------------------------------
                                                                               7

FRONTLINE
FRONTLINE CAPITAL GROUP

HQ GLOBAL
   WORKPLACES                                                COMPANY PERFORMANCE
--------------------------------------------------------------------------------
                                                                BUSINESS RESULTS

o Q2' 2001 PERFORMANCE WAS GENERALLY IN LINE WITH GUIDANCE PROVIDED AT THE ANNUAL MEETING, HOWEVER WORKSTATION PRICING AND OUR EUROPEAN OPERATIONS SLOWED MORE THAN WAS ANTICIPATED.

     -    Revenue was $136.0M, down 10.7% from Q1 2001
     -    BCOI was $31.5M, down 28.4% from Q1 2001 (1)
     -    Cash adjusted EBITDA was $19.3M down 33.9% from Q1 2001 (1),(2)
     - Averaged 75% occupancy across the company for Q2 2001, and we ended the quarter in June at 74% occupied

o    COMPANY WIDE AVERAGE MONTHLY REVPOW WAS $1,336 DOWN 3.4% FROM Q1 2001

o    RENEWED 58% OF EXPIRING JULY AGREEMENTS

o    CORPORATE SALES CONTINUES TO BE A STRONG DRIVER OF THE BUSINESS

     -    Generated $80M in new bookings since beginning of the year

o    PAID $24.2M OF PRINCIPAL PAYMENTS TO LENDERS OVER Q1 AND Q2

o TOOK A HIGHER THAN NORMAL BAD DEBT EXPENSE OF $4.5M AND AN $11.3M RESTRUCTURING CHARGE RELATED TO CORPORATE RESTRUCTURING AND CENTER CLOSINGS

--------------------------------------------------------------------------------
                                                                               8

(1) Adjusted for higher than normal bad debt expense of $4.5M and JV minority interest
(2) Cash adjusted EBITDA adjusted for M&I/Restructuring charges, Center Development Losses and Straight line rent adjustments. Includes profit from JV Minority Interest

FRONTLINE
FRONTLINE CAPITAL GROUP

HQ GLOBAL
   WORKPLACES                                                COMPANY PERFORMANCE
--------------------------------------------------------------------------------
                                                                  TOTAL REVENUE

Q2 2001 REVENUE DECREASED 10.7% OVER
THE PRIOR QUARTER

[Graphic Omitted]

MILLIONS OF DOLLARS

Q2 '00*       - $153.5

Q3 '00        - $160.3

Q4 '00        - $162.4

Q1 '01        - $152.4

Q2 '01        - $136.0

--------------------------------------------------------------------------------
                                                                               9
Note:  Includes profit from JV minority interest
*Based on pro forma financial information

FRONTLINE
FRONTLINE CAPITAL GROUP

HQ GLOBAL
   WORKPLACES                                                COMPANY PERFORMANCE
--------------------------------------------------------------------------------
                                                                            BCOI
Q2 2001 BCOI DECREASED 28.4% OVER THE
PRIOR QUARTER

[Graphic Omitted]

MILLIONS OF DOLLARS

Q2 '00*   - $49.2
Q3 '00    - $53.6
Q4 '00    - $55.6
Q1 '01    - $44.0
Q2 '01**  - $31.5

--------------------------------------------------------------------------------
                                                                              10

Note:  Includes profit from JV minority interest
 *Based on pro forma financial information
**Adjusted for higher than normal bad expense

FRONTLINE
FRONTLINE CAPITAL GROUP

HQ GLOBAL
   WORKPLACES                                               COMPANY PERFORMANCE
--------------------------------------------------------------------------------
                                                            CASH ADJUSTED EBITDA

Q2 2001 CASH ADJUSTED EBITDA DECREASED
33.9% OVER THE PRIOR QUARTER



[Graphic Omitted]

MILLIONS OF DOLLARS

Q2 '00*    - $34.3
Q3 '00     - $39.6
Q4 '00     - $40.1
Q1 '01     - $29.2
Q2 '01**   - $19.3



--------------------------------------------------------------------------------
                                                                              11

Note: Cash adjusted EBITDA adjusted for M&I/Restructuring charges, Center Development Losses and Straight line rent adjustments. Includes profit from JV Minority Interest
*Based on pro forma financial information
**Adjusted for higher than normal bad debt expense

FRONTLINE
FRONTLINE CAPITAL GROUP

HQ GLOBAL
   WORKPLACES
                                                            COMPANY PERFORMANCE
--------------------------------------------------------------------------------
                                                              OCCUPANCY & REVPOW

REDUCTION IN PERFORMANCE WAS PRINCIPALLY
DUE TO THE COMBINATION OF DECREASED
OCCUPANCY AND LOWER REVPOW


PORTFOLIO OCCUPANCY BY QUARTER

[Graphic Omitted]

Q2 2000 - 89.8%
Q3 2000 - 89.9%
Q4 2000 - 88.3%
Q1 2001 - 82.4%
Q2 2001 - 75.1%

AVERAGE MONTHLY PORTFOLIO
REVPOW BY QUARTER

[Graphic Omitted]

Q2 2000 - $1,298
Q3 2000 - $1,331
Q4 2000 - $1,362
Q1 2001 - $1,383
Q2 2001 - $1,336

Services
RevPOW*

Q2 2000 - $504
Q3 2000 - $497
Q4 2000 - $505
Q1 2001 - $469
Q2 2001 - $441


*Includes Technology and Business Services
-------------------------------------------------------------------------------
                                                                              12

FRONTLINE
FRONTLINE CAPITAL GROUP

HQ GLOBAL
   WORKPLACES                                                COMPANY PERFORMANCE
--------------------------------------------------------------------------------
                                                                   JULY RENEWALS
                                                              (JULY 1 - JULY 31)
RENEWED 58% OF JULY EXPIRATIONS

[Graphic Omitted]

Offices

Renewed          - 58%

                 - 1,260
in Center, Not
Under Contract   - 85

Lost             - 815

Expirations      - 2,160



--------------------------------------------------------------------------------
                                                                              13

FRONTLINE
FRONTLINE CAPITAL GROUP

HQ GLOBAL
   WORKPLACES
                                                             COMPANY PERFORMANCE
--------------------------------------------------------------------------------
                                  AVERAGE US SALES AND RETENTION - 1 MONTH AHEAD
                                                             (NUMBER OF OFFICES)

NET SALES HAVE MORE THAN DOUBLED IN
JULY COMPARED TO JUNE, INCREASING OUR
RECOVERY RATE 36 POINTS TO 84%

48% RECOVERY RATE
 [Graphic Omitted]

END OF MAY ACTIVITY

Occupied Offices - 17,507

Offices Lost (Week 1) - (740)

Offices Gained (Week 2-4) - 353

END OF JUNE ACTIVITY

Occupied Offices - 17,120

84% RECOVERY RATE
[Graphic Omitted]

Offices Lost (Week 1) - (952)

Offices Gained (Week 2-4) - 804

END OF JULY ACTIVITY

Occupied Offices - 16,971




--------------------------------------------------------------------------------
                                                                              14

FRONTLINE
FRONTLINE CAPITAL GROUP

HQ GLOBAL
  WORKPLACES
                                                             COMPANY PERFORMANCE
--------------------------------------------------------------------------------
                                                     GLOBAL SALES CONTRACT VALUE
                                                                 ($ IN MILLIONS)
GLOBAL SALES CONTRACT VALUE INCREASED
7% FROM THE PRIOR QUARTER

[Graphic Omitted]

Q2 '00* - $25.2
Q3 '00  - $29.8
Q4 '00  - $35.9
Q1 '01  - $38.9
Q2 '01  - $41.7



*Pro forma financials

--------------------------------------------------------------------------------
                                                                              15

FRONTLINE
FRONTLINE CAPITAL GROUP

HQ GLOBAL
   WORKPLACES                       COMPANY PERFORMANCE - INTERNATIONAL (NON US)
--------------------------------------------------------------------------------
                                                            CASH ADJUSTED EBITDA
                                                                 ($ IN MILLIONS)


[GRAPHIC OMITTED]

Q2 '00* - $3.1
Q3 '00  - $5.1
Q4 '00  - $4.9
Q1 '01  - $5.0
Q2 '01  - $3.1



*Pro forma financials
--------------------------------------------------------------------------------
                                                                              16

FRONTLINE
FRONTLINE CAPITAL GROUP

HQ GLOBAL
   WORKPLACES                             COMPANY PERFORMANCE - ONE-TIME CHARGES
--------------------------------------------------------------------------------
                                                                         Q2 2001
                                                                   (IN MILLIONS)

A SERIES OF ONE TIME RESTRUCTURING
AND HIGHER THAN NORMAL CHARGES
WERE TAKEN IN Q2 2001

Corporate Restructuring                              $5.4

Center Closing                                       $5.9
---------------------------------------------------------------
TOTAL RESTRUCTURING CHARGES                         $11.3

Regus Merger Expenses & Other                        $2.6

Bad Debt Expense                                     $4.5
----------------------------------------------------------------

TOTAL ONE-TIME CHARGES                              $18.4
                                                     -----


--------------------------------------------------------------------------------
                                                                              17

FRONTLINE
FRONTLINE CAPITAL GROUP

HQ GLOBAL
   WORKPLACES                                                             AGENDA
--------------------------------------------------------------------------------




               SUMMARY


               COMPANY PERFORMANCE


             ------------------------------
               MANAGEMENT'S PLAN
             ------------------------------


               CONCLUSION




--------------------------------------------------------------------------------
                                                                              18

FRONTLINE
FRONTLINE CAPITAL GROUP

HQ GLOBAL
   WORKPLACES
                                                                 MANAGEMENT PLAN
--------------------------------------------------------------------------------
                                                        ASSESSMENT OF OPERATIONS
OVERALL SLOWDOWN IN US ECONOMY

[Graphic Omitted]

o    Eliminated growth impetus, corporate initiatives on hold

o Variable cost nature of the business - first to feel downturn, first to recover

SHAKEOUT IN EMERGING TELECOM & TECHNOLOGY SECTORS

[Graphic Omitted]

o Emerging telecom and technology sector had become large users of HQ services and have substantially reduced their demand

o    Technology clients displaced other more traditional clients

o    Technology demand masked over concentration of supply in certain markets

o Technology shakeout has resulted in significant availability of deeply discounted sublet space

COMPANY NOT PREPARED TO ADDRESS CHANGED ENVIRONMENT

[Graphic Omitted]

o    Excess demand and corporate sales provided more than enough lead flow

o    Relationships with local community and broker universe had been neglected

o    Message and marketing efforts not focused on local user

o    GM's not performing as true P&L managers

MANAGEMENT DISTRACTIONS ASSOCIATED WITH MERGER

[Graphic Omitted]

o As a result of the pending merger, management did not take all required actions

     -    Evaluate pricing

     -    New marketing initiatives

     -    Customer concentration

     -    Field structure and training

--------------------------------------------------------------------------------
                                                                              19

FRONTLINE
FRONTLINE CAPITAL GROUP

HQ GLOBAL
  WORKPLACES
                                                                 MANAGEMENT PLAN
--------------------------------------------------------------------------------
A SERIES OF INITIATIVES ARE BEING PURSUED TO MEET
THE CHALLENGES OF THE CURRENT BUSINESS
ENVIRONMENT

MANAGEMENT CHANGES & OVERSIGHT

o    David Rupert named CEO

o Scott Rechler became Executive Chairman and Jon Halpern to rejoin as Vice Chairman

o    Establishment of HQ Operating Committee to provide more direct oversight

o    Centralized executive management team in NYC

o    Over 40% of former SLT being replaced

HQ OPERATIONAL INITIATIVES

o Restructure field organization - rolling out local sales team supported by corporate resources

o    Targeting conventional users of real estate

o    Partnerships with brokerage community

o    Focus on providing center teams with training and tools to sell

o    Reduce Cost (leases and overhead)

IMPROVE CAPITAL & CORPORATE STRUCTURE

o    Center closings

o    Stabilize business

o Pursue off balance sheet financing for non-stabilized centers and certain capital initiatives

o    Remove FLCG holding company inefficiencies

o Pursue reverse merger with FLCG to simplify capital structure and access to capital


--------------------------------------------------------------------------------
                                                                              20

FRONTLINE
FRONTLINE CAPITAL GROUP

HQ GLOBAL
   WORKPLACES
                                                                 MANAGEMENT PLAN
--------------------------------------------------------------------------------
                                                              MANAGEMENT CHANGES



o SIGNIFICANT CHANGES IN THE SENIOR MANAGEMENT STRUCTURE HAS OCCURRED AS A RESULT OF BOTH THE MARKET ENVIRONMENT AND THE END OF REGUS DISCUSSIONS

     - Over 40% of Senior Leadership Team positions have either been consolidated, eliminated or replaced

     -    $5.2M in annualized salary savings

o    A SMALL OPERATING COMMITTEE REPLACES A LARGE SENIOR LEADERSHIP TEAM LEADING
     TO:

     -    Increased accountability

     -    Faster communications and flexibility

     -    Refocus on core business functions

o EXECUTIVE MANAGEMENT TEAM WILL BE CENTRALIZED IN NEW YORK WITH ACCOUNTING/FINANCE REMAINING IN DALLAS AND GLOBAL SALES TEAM IN ATLANTA



--------------------------------------------------------------------------------
                                                                              21

FRONTLINE
FRONTLINE CAPITAL GROUP

HQ GLOBAL
   WORKPLACES
                                                                 MANAGEMENT PLAN
--------------------------------------------------------------------------------
                                                         TOTAL ESTIMATED SAVINGS

THE NEW MANAGEMENT STRUCTURE WILL
GENERATE OVER $5.2M IN ANNUALIZED
SAVINGS AND 195 HEADCOUNT REDUCTIONS

ANNUAL SALARIES
[Graphics Omitted]

FEB. 2001 - $80.2M
JULY 2001 - $76.5M
DEC. 2001 - $75.0M
Between Feb. 2001 and Dec. 2001, $5.2M in Annualized Savings


HEADCOUNT
[Graphics Omitted]

FEB. 2001 - 2,209
JULY 2001 - 2,021
DEC. 2001 - 2,014
Between Feb. 2001 and Dec. 2001, 195 Headcount reductions

--------------------------------------------------------------------------------
                                                                              22

FRONTLINE
FRONTLINE CAPITAL GROUP

HQ GLOBAL WORKPLACES
                                                                 MANAGEMENT PLAN
--------------------------------------------------------------------------------
                                                      HQ OPERATIONAL INITIATIVES

REVENUE ENHANCEMENTS

     o    Broker programs

     o    Deploy market managers into local regions

     o    Implement new sales and marketing initiatives

     o Restructure field organization to focus on local firms and brokerage community

ORGANIZATIONAL EFFECTIVENESS

o Implementing processes, tools and programs to increase organizational effectiveness

     -    Streamlining reporting structures to improve accountability

     -    Evaluating compensation program to focus on overall P&L

     -    Developing tools and materials to assist GM in center management

     -    Investing in training and leadership development programs

COST REDUCTIONS

     o Optimizing the center network by closing / not renewing 19 centers with negative 5 quarter BCOI;

     o    Headcount, $5.2M in salary reductions made

     o    Targeting additional cost reductions of approximately $10M

     o    Evaluating additional opportunities to operate more efficiently

FINANCIAL & INFORMATION MANAGEMENT

     o    Daily tracking of occupancy, receivables and pricing

     o    Institute tighter control of accounts receivable

     o    Active management of working capital


--------------------------------------------------------------------------------
                                                                              23

FRONTLINE
FRONTLINE CAPITAL GROUP

HQ GLOBAL
   WORKPLACES                             MANAGEMENT PLAN:  REVENUE ENHANCEMENTS
--------------------------------------------------------------------------------
                                             LOCAL INITIATIVES & BROKER PROGRAMS

o REFINING OUR MESSAGE TO THE LOCAL BROKERAGE COMMUNITY AND SMALLER REGIONAL COMPANIES TO FOCUS ON COST SAVINGS AND SIMPLICITY


o    RENEWING OUR RELATIONSHIP WITH THE LOCAL COMMERCIAL REAL ESTATE BROKER

     -    Made decision to pay brokers on both new customers and renewals

     -    Crafting value proposition in conjunction with the brokerage community

     - Equipping brokers with the support to improve their effectiveness (e.g., cost analyzer)


o INVESTING IN 29 NEW SALES POSITIONS CALLED MARKET MANAGERS TO FOCUS SOLELY ON GENERATING LEADS FROM LOCAL PROSPECTS AND BROKERS

     -    Forward leads to center managers to close

     -    Managed by corporate sales

     -    Extensive training on our cost savings and value propositions


--------------------------------------------------------------------------------
                                                                              24

FRONTLINE
FRONTLINE CAPITAL GROUP

HQ GLOBAL WORKPLACES                                             MANAGEMENT PLAN
--------------------------------------------------------------------------------
                                                           GLOBAL / MARKET SALES






                                [Graphic Omitted]









--------------------------------------------------------------------------------
                                                                              25

FRONTLINE
FRONTLINE CAPITAL GROUP

HQ GLOBAL
   WORKPLACES                                                    MANAGEMENT PLAN
--------------------------------------------------------------------------------
                                                           CUSTOMER COST SAVINGS
                                                          (8 PERSON OFFICE, NYC)
HQ CAN SAVE CUSTOMERS OVER 45%
ANNUALLY RELATIVE TO TRADITIONAL SPACE

                                               HQ GLOBAL             TRADITIONAL

ANNUAL EXPENSES ($ IN THOUSANDS)
Annual Real Estate Costs (1)                      105                   110
Internet & Network (2)                              7                    14
Telephone (3)                                      14                     5
Network Administration (4)                          -                    36
Office Management/Support (5)                       -                    48
--------------------------------------------------------------------------------

TOTAL ANNUAL EXPENSES                             127                   213

Amortized Setup Costs (6)                           1                    22
--------------------------------------------------------------------------------
TOTAL ANNUALIZED COSTS                            128                   235

TOTAL ANNUAL SAVINGS                                     +$107K or 45%

                                         [Graphic Omitted]

DISCUSSION OF SAVINGS

     o    HQ can save customers over 45% for an 8 person office in NYC

     o    HQ offers terms from 1 month to as long as the client needs

     o Customers move in to a fully furnished office with state of the art IT and telecom equipment and trained office support and management

(1) HQ monthly workstation cost of $1,100 in NYC, Traditional class A space in NYC at $55 psf, assumed $250 sq pp. (2) HQ charges $75 / month pp for T1 access. Assumed $1,200 for T1 via traditional channels. (3) $150 in costs pp for telephone services, voicemail and line charges. (4) Assumed $3,000 per month for parts and labor (5) Median salary for office manager/assistant. (6) Assumed traditional setup costs are financed over 5 years at 10% annual interest. Includes costs for phone system purchase and installation, IT system purchase and installation, build out in excess of landlord TI, furniture and other equipment
--------------------------------------------------------------------------------
                                                                              26

FRONTLINE
FRONTLINE CAPITAL GROUP

HQ GLOBAL
   WORKPLACES                                  MANAGEMENT PLAN:  COST REDUCTIONS
--------------------------------------------------------------------------------
                                                                 CENTER CLOSINGS

o HQ GLOBAL'S US FOOTPRINT IS THE COMBINATION OF MANY LOCAL, REGIONAL AND NATIONAL OFFICE SUITES PROVIDER

     -    Oversupply and concentration in certain markets

     -    Some centers historically under performers


o WE HAVE EVALUATED OUR NETWORK OF CENTERS TO IDENTIFY THE BEST CENTERS AND CENTERS WE DO NOT BELIEVE WILL CONTRIBUTE POSITIVELY TO HQ'S BOTTOM LINE, EVEN DURING A MORE NORMALIZED ECONOMIC ENVIRONMENT


o WE WILL BE CLOSING 19 UNDER PERFORMING CENTERS

     -    Improves BCOI by $3.8M (at current run rates)

     -    Improves overall network occupancy

     -    Redeploy customers to improve occupancy at other locations

     -    Reduces inventory concentration in certain markets

     - Upgrade assets, by redeploying IT, Telecom and other fixed assets to better performing centers

--------------------------------------------------------------------------------
                                                                              27

FRONTLINE
FRONTLINE CAPITAL GROUP

HQ GLOBAL
   WORKPLACES                                                    MANAGEMENT PLAN
--------------------------------------------------------------------------------
                                           IMPROVE CAPITAL & CORPORATE STRUCTURE

o        INTERIM FINANCING INITIATIVES

     -    $15M invested into HQ Global by FLCG

     -    HQ Received debt covenant relief for Q2 '01 and Q3 '01

     - Commenced meetings with lenders to extend FLCG $25M loan maturity and modify HQ loan agreements to address the current economic environment and new business initiatives

     - Pursue off balance sheet structures for financing immature centers and incremental capital

     -    Identify under performing centers to be closed

o    CONTINUE TO SEEK MEANS TO COMBINE HQ GLOBAL AND FLCG

     -    Significant benefits to a combination

            o    Simplify capital structure

            o    Facilitate better access to capital

     -    Discussion with Stakeholders have commenced

            o    Initial discussions held with HQ Preferred

            o    Receptive to concept, pricing remains issue

     -    Business needs to stabilize prior to executing combination

o LONG TERM OBJECTIVE IS TO DE-LEVERAGE THE BUSINESS AND BE WELL POSITIONED TO EXPAND WHEN MARKET RECOVERS

--------------------------------------------------------------------------------
                                                                              28

FRONTLINE
FRONTLINE CAPITAL GROUP

HQ GLOBAL
   WORKPLACES                                               HQ CAPITAL STRUCTURE
--------------------------------------------------------------------------------
                                                      BASED OFF 6/30/01 BALANCES
                                                                 ($ IN MILLIONS)

HQ EBITDA AT 85%                         $120 - $160
OCCUPANCY

HQ CAPITALIZATION
Senior debt                                   $195.7

Mezzanine debt                                 125.0

Series A preferred                             252.0

Series B preferred                              15.0
-------------------------------------------------------

TOTAL DEBT AND PREFERRED                      $587.7


TOTAL LIQUIDITY AVAILABLE                      $22.1




--------------------------------------------------------------------------------
                                                                              29

FRONTLINE
FRONTLINE CAPITAL GROUP

HQ GLOBAL
  WORKPLACES
                                                          FLCG CAPITAL STRUCTURE
--------------------------------------------------------------------------------
                                                      BASED OFF 6/30/01 BALANCES
                                                      ($ AND SHARES IN MILLIONS)

FLCG OWNERSHIP % OF HQ (1)          59.6%


OTHER FLCG ASSETS
Cash                                $5.7
RSVP (2)                            52.4
HQ Preferred Stock                  15.0
Other                                1.9
-------------------------------------------------------
TOTAL                              $75.0

     If certain HQ stockholders exercise their right to put HQ stock (21% ownership) to FLCG, then FLCG may issue shares of FrontLine common stock in lieu of paying cash or issuing a short term note

-------------------------------------------------------------------------------

FLCG CAPITALIZATION
RA debt and accrued interest                   $113.5
RSVP debt and accrued interest                   52.4
Bank debt                                        25.0
Call option (1)                                   4.1
Series A preferred                               26.0
Series B preferred                               28.5
----------------------------------------------------------------
TOTAL DEBT AND PREFERRED                       $249.5

COMMON SHARES OUTSTANDING                        36.9


(1) Reflects impact of 3.1% option FLCG may exercise through 1-7-02, excludes conversion of HQ preferred stock and un-exercisable warrants
(2) Recognized at cost including accrued interest charges

--------------------------------------------------------------------------------
                                                                              30

FRONTLINE
FRONTLINE CAPITAL GROUP

HQ GLOBAL
   WORKPLACES                                                             AGENDA
--------------------------------------------------------------------------------

               SUMMARY


               COMPANY PERFORMANCE


               MANAGEMENT'S PLAN

              -----------------------
               CONCLUSION
              -----------------------

--------------------------------------------------------------------------------
                                                                              31


FRONTLINE
FRONTLINE CAPITAL GROUP

[HQ GLOBAL WORKPLACES LOGO OMITTED]
                                                                      CONCLUSION
--------------------------------------------------------------------------------

o WHILE BUSINESS ENVIRONMENT IS CHALLENGING, WE ARE IMPLEMENTING INITIATIVES THAT SHOULD START YIELDING IMPROVED RESULTS IN THE NEAR TERM

     -    Reforecasting our center level projections based on new initiatives

     -    However, we are cautious of guidance given at last annual meeting

o    FUNDAMENTALLY SOUND BUSINESS MODEL

     -    Strong value proposition to end user

              o    User may save 45% relative to traditional space

     -    Strong stabilized economics

o    MANAGEMENT BELIEVES FLCG IS PUBLIC PROXY FOR HQ GLOBAL

o    ONGOING STRATEGY

     -    Stabilize the business
     -    Simplify capital structure
     -    De-leverage balance sheet over the long term


--------------------------------------------------------------------------------
                                                                              32

FRONTLINE
FRONTLINE CAPITAL GROUP